BLACKROCK EQUITY DIVIDEND FUND

SUPPLEMENT DATED MARCH 11, 2010
TO THE PROSPECTUS DATED NOVEMBER 30, 2009

Effective March 11, 2010, the following changes are made to the Prospectus of BlackRock Equity Dividend Fund (the “Fund”).

The section in the Prospectus captioned “Portfolio Managers” is amended as follows:

The description of the Fund’s portfolio managers is deleted in its entirety and the following description is inserted:

Name	Portfolio Manager of the Fund Since	Title

Robert M. Shearer, CFA	2001	Managing Director of BlackRock, Inc.

Kathleen M. Anderson	2008	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Management of the Fund — Portfolio Manager Information” is amended as follows:

The description of the Fund’s portfolio managers is deleted in its entirety and the following description is inserted:

The Fund is managed by a team of financial professionals led by Robert M. Shearer, CFA and Kathleen M. Anderson. Mr. Shearer and Ms. Anderson are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Robert M. Shearer, CFA	Responsible for the day-to-day management of the Fund.	2001	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.

Kathleen M. Anderson	Responsible for the day-to-day management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Director of MLIM from 2000 to 2006.

Code: ALLPR-EQD-0310-SUP